EXHIBIT 10.6

                    FORM OF AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                         BARON CAPITAL PROPERTIES, L.P.

                     DATED AS OF ____________________, 1998



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                                                                    Exhibit 10.6









                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                         BARON CAPITAL PROPERTIES, L.P.


















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
                                        TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
ARTICLE I -- DEFINED TERMS...................................................................1
     "Act"...................................................................................1
     "Additional Limited Partner"............................................................1
     "Adjusted Capital Account"..............................................................1
     "Adjusted Capital Account Deficit"......................................................2
     "Adjusted Property".....................................................................2
     "Affiliate".............................................................................2
     "Agreed Value"..........................................................................2
     "Agreement".............................................................................2
     "Assignee"..............................................................................2
     "Available Cash"........................................................................2
     "Bankruptcy"............................................................................3
     "Book-Tax Disparities"..................................................................3
     "Business Day"..........................................................................4
     "Capital Account".......................................................................4
     "Capital Contribution"..................................................................4
     "Carrying Value"........................................................................4
     "Certificate"...........................................................................4
     "Code"..................................................................................4
     "Common Share Rights"...................................................................4
     "Common Shares".........................................................................4
     "Consent"...............................................................................4
     "Contributed Property"..................................................................4
     "Conversion Right"......................................................................5
     "Converting Partner"....................................................................5
     "Debt"..................................................................................5
     "Declaration of Trust"..................................................................5
     "Depreciation"..........................................................................5
     "Events of Dissolution".................................................................5
     "General Partner".......................................................................5
     "General Partnership Interest"..........................................................6
     "IRS"...................................................................................6
     "Immediate Family"......................................................................6
     "Incapacity"............................................................................6
     "Indemnitee"............................................................................6
     "Initial Limited Partner"...............................................................6
     "Limited Partner".......................................................................6
     "Limited Partnership Interest"..........................................................6
     "Liquidating Transaction"...............................................................6
     "Liquidator"............................................................................7


                                               ii
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
     "Net Income"............................................................................7
     "Net Loss"..............................................................................7
     "New Securities"........................................................................7
     "Nonrecourse Built-in Gain".............................................................7
     "Nonrecourse Deductions"................................................................7
     "Nonrecourse Liability".................................................................7
     "Notice of Conversion"..................................................................7
     "Option Plans"..........................................................................8
     "Partner"...............................................................................8
     "Partner Minimum Gain"..................................................................8
     "Partner Nonrecourse Debt"..............................................................8
     "Partner Nonrecourse Deductions"........................................................8
     "Partnership"...........................................................................8
     "Partnership Interest"..................................................................8
     "Partnership Minimum Gain"..............................................................8
     "Partnership Record Date"...............................................................8
     "Partnership Unit" or "Unit"............................................................8
     "Partnership Year"......................................................................9
     "Percentage Interest"...................................................................9
     "Person"................................................................................9
     "Preferred Shares"......................................................................9
     "Recapture Income"......................................................................9
     "Redemption Amount".....................................................................9
     "Regulations"...........................................................................9
     "REIT"..................................................................................9
     "Residual Gain" or "Residual Loss"......................................................9
     "704(c) Value"..........................................................................9
     "Specified Conversion Date".............................................................10
      "Subsidiary"...........................................................................10
     "Substituted Limited Partner"...........................................................10
     "Transaction"...........................................................................10
     "Unit Adjustment Factor"................................................................10
     "Unrealized Gain".......................................................................10
     "Unrealized Loss".......................................................................10
     "Valuation Date"........................................................................11
     "Value".................................................................................11

ARTICLE II -- ORGANIZATIONAL MATTERS.........................................................11
          Section 2.1   Organization and Formation; Application of Act.......................11
                        (a)     Organization and Formation of Partnership....................11
                        (b)     Application of Act...........................................11
          Section 2.2   Name.................................................................12
          Section 2.3   Registered Office and Agent; Principal Office........................12
          Section 2.4   Term.................................................................12


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
ARTICLE III -- PURPOSE.......................................................................12
          Section 3.1   Purpose and Business.................................................12
          Section 3.2   Powers...............................................................13

ARTICLE IV -- CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS;
CAPITAL ACCOUNTS.............................................................................13
          Section 4.1   Capital Contributions of the Partners................................13
                        (a)     Initial Capital Contributions................................13
                        (b)     Additional Capital Contributions.............................13
                        (c)     Return of Capital Contributions..............................14
                        (d)     Liability of Limited Partners................................14
          Section 4.2   Issuances of Additional Partnership Interests........................14
                        (a)     Issuance to Other than the General Partner...................14
                        (b)     Issuance to the General Partner..............................15
                        (c)     Issuance of Additional Common Shares or
                                Preferred Shares.............................................15
                        (d)     Issuance Pursuant to Option Plans............................16
                        (e)     Conversion of Units..........................................17
          Section 4.3   No Preemptive Rights.................................................18
          Section 4.4   Capital Accounts of the Partners.....................................18
                        (a)     General......................................................18
                        (b)     Income, Gains, Deductions and Losses.........................18
                        (c)     Transfers of Partnership Units...............................19
                        (d)     Unrealized Gains and Losses..................................19
                        (e)     Modification by General Partner..............................19

ARTICLE V -- DISTRIBUTIONS...................................................................20
          Section 5.1   Requirement and Characterization of Distributions....................20
          Section 5.2   Amounts Withheld.....................................................21
          Section 5.3   Distributions Upon Liquidation.......................................21

ARTICLE VI -- ALLOCATIONS....................................................................21
          Section 6.1   Allocations For Capital Account Purposes Other than the Taxable
                        Year of Liquidation..................................................21
                        (a)       Net Income.................................................21
                        (b)       Net Losses.................................................21
                        (c)       Nonrecourse Liabilities....................................21
                        (d)       Gains......................................................21
          Section 6.2   Allocations for Capital Account Purposes in the Taxable
                        Year of Liquidation..................................................22
          Section 6.3   Special Allocation Rules.............................................22
                        (a)     Minimum Gain Chargeback......................................22
                        (b)     Partner Minimum Gain Chargeback..............................22
                        (c)     Qualified Income Offset......................................23
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                                               iv


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
                        (d)     Nonrecourse Deductions.......................................23
                        (e)     Partner Nonrecourse Deductions...............................23
                        (f)     Code Section 754 Adjustments.................................23
          Section 6.4   Allocations for Tax Purposes.........................................24
                        (a)     General......................................................24
                        (b)     To Eliminate Book-Tax Disparities............................24
                        (c)     Power of General Partner to Elect Method.....................25
ARTICLE VII -- MANAGEMENT AND OPERATION OF BUSINESS..........................................25
          Section 7.1   Management...........................................................25
                        (a)     Powers of General Partner....................................25
                        (b)     No Approval Required for Above Powers........................27
                        (c)     Insurance....................................................28
                        (d)     Working Capital Reserves.....................................28
                        (e)     No Obligation to Consider Tax Consequences to Limited
                                Partners ....................................................28
          Section 7.2   Certificate of Limited Partnership...................................28
          Section 7.3   Restrictions on General Partner's Authority..........................28
          Section 7.4   Responsibility for Expenses..........................................29
                        (a)     No Compensation..............................................29
                        (b)     Responsibility for Ownership and Operation Expenses..........29
                        (c)     Responsibility for Organization Expenses.....................29
          Section 7.5   Outside Activities of the General Partner............................29
                        (a)     General......................................................29
                        (b)     Purchase of Shares of Beneficial Interest....................30
          Section 7.6   Contracts with Affiliates............................................30
                        (a)     Loans........................................................30
                        (b)     Transfers of Assets..........................................30
                        (c)     Contracts With General Partner...............................30
                        (d)     Employee Benefit Plans.......................................30
          Section 7.7   Indemnification......................................................31
                        (a)     General......................................................31
                        (b)     In Advance of Final Disposition..............................31
                        (c)     Non-Exclusive Section........................................31
                        (d)     Insurance....................................................31
                        (e)     Employee Benefit Plans.......................................32
                        (f)     No Personal Liability for Limited Partners...................32
                        (g)     Interested Transactions......................................32
                        (h)     Binding Effect...............................................32
          Section 7.8   Liability of the General Partner.....................................32
                        (a)     General......................................................32
                        (b)     No Obligation to Consider Interests of Limited Partners......32
                        (c)     Acts of Agents...............................................33
                        (d)     Effect of Amendment..........................................33
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
                        (e)     Limitation of Liability of Shareholders and Officers of
                                the General Partner .........................................33
          Section 7.9   Other Matters Concerning the General Partner.........................33
                        (a)     Reliance on Documents........................................33
                        (b)     Reliance on Consultants and Advisers.........................34
                        (c)     Action Through Officers and Attorneys........................34
                        (d)     Actions to Maintain REIT Status or Avoid Taxation
                                of General Partner...........................................34
          Section 7.10  Title to Partnership Assets..........................................34
          Section 7.11  Reliance by Third Parties............................................35

ARTICLE VIII -- RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS...................................35
          Section 8.1   Limitation of Liability..............................................35
          Section 8.2   Management of Business...............................................36
          Section 8.3   Outside Activities of Limited Partners...............................36
          Section 8.4   Priority Among Partners..............................................36
          Section 8.5   Rights of Limited Partners Relating to the Partnership...............36
                        (a)     Copies of Business Records...................................36
                        (b)     Notification of Changes in Unit Adjustment Factor............37
                        (c)     Confidential Information.....................................37
                        (d)     Debt Allocation..............................................37
          Section 8.6   Redemption Right.....................................................38
                        (a)     General......................................................38
                        (b)     Where Delivery of Shares of Beneficial Interest Prohibited...38
          Section 8.7   Notice for Certain Transactions......................................38

ARTICLE IX -- BOOKS, RECORDS, ACCOUNTING AND REPORTS.........................................39
          Section 9.1   Records and Accounting...............................................39
          Section 9.2   Fiscal Year..........................................................39
          Section 9.3   Reports..............................................................39
                        (a)     Annual Reports...............................................39
                        (b)     Quarterly Reports............................................39

ARTICLE X -- TAX MATTERS.....................................................................40
          Section 10.1  Preparation of Tax Returns...........................................40
          Section 10.2  Tax Elections........................................................40
          Section 10.3  Tax Matters Partner..................................................40
                        (a)     General......................................................40
                        (b)     Powers.......................................................40
                        (c)     Reimbursement................................................41
          Section 10.4  Organizational Expenses..............................................41
          Section 10.5  Withholding..........................................................42


                                               vi

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
ARTICLE XI -- TRANSFERS AND WITHDRAWALS......................................................43
          Section 11.1  Transfer.............................................................43
                        (a)     Definition...................................................43
                        (b)     Requirements.................................................43
          Section 11.2  Transfer of General Partner's Partnership Interest...................43
                        (a)     General......................................................43
                        (b)     Transfer to Partnership or Holder of Common Shares...........43
                        (c)     Transfer in Connection With Reclassification,
                                Recapitalization, or Business Combination  Involving
                                General Partner..............................................43
                        (d)     Merger Involving General Partner Where Surviving Entity's
                                Assets Contributed to Partnership............................44
          Section 11.3  Limited Partners' Rights to Transfer.................................44
                        (a)     General......................................................44
                        (b)     Incapacitated Limited Partners...............................44
                        (c)     Transfers Contrary to Securities Laws........................44
                        (d)     Transfers Resulting in Corporation Status; Transfers
                                through Established Securities or Secondary Markets..........45
                        (e)     Transfers to Holders of Nonrecourse Liabilities..............46
          Section 11.4  Substituted Limited Partners.........................................46
                        (a)     Consent of General Partner Required..........................46
                        (b)     Rights and Duties of Substituted Limited Partners............46
                        (c)     Amendment of Exhibit A.......................................46
          Section 11.5  Assignees............................................................47
          Section 11.6  General Provisions...................................................47
                        (a)     Withdrawal of Limited Partner................................47
                        (b)     Transfer of All Partnership Units by Limited Partner.........47
                        (c)     Timing of Transfers..........................................47
                        (d)     Allocation When Transfer Occurs..............................47

ARTICLE XII -- ADMISSION OF PARTNERS.........................................................48
          Section 12.1  Admission of Successor General Partner...............................48
          Section 12.2  Admission of Additional Limited Partners.............................48
                        (a)     General......................................................48
                        (b)     Consent of General Partner Required..........................48
          Section 12.3  Amendment of Agreement and Certificate...............................48

ARTICLE XIII -- DISSOLUTION AND LIQUIDATION..................................................49
          Section 13.1  Dissolution..........................................................49
                        (a)     Expiration of Term...........................................49
                        (b)     Withdrawal of General Partner................................49
                        (c)     Dissolution Prior to 2097....................................49
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
                        (d)     Judicial Dissolution Decree..................................49
                        (e)     Sale of Partnership's Assets.................................49
                        (f)     Merger.......................................................49
                        (g)     Bankruptcy or Insolvency of General Partner..................49
                        (h)     Readjustment, etc............................................50
          Section 13.2  Winding Up...........................................................50
                        (a)     General......................................................50
                        (b)     Where Immediate Sale of Partnership's Assets Impractical.....51
          Section 13.3  Compliance with Timing Requirements of Regulations; Allowance for
                        Contingent or Unforeseen Liabilities or Obligations..................51
                        (a)     Liquidation..................................................51
                        (b)     Deficit Balance of General Partner...........................52
          Section 13.4  Deemed Distribution and Recontribution...............................52
          Section 13.5  Rights of Limited Partners...........................................52
          Section 13.6  Notice of Dissolution................................................52
          Section 13.7  Cancellation of Certificate of Limited Partnership...................53
          Section 13.8  Reasonable Time for Winding-Up.......................................53

ARTICLE XIV -- AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS..................................53
          Section 14.1  Amendments...........................................................53
                        (a)     General......................................................53
                        (b)     General Partner's Power to Amend.............................53
                        (c)     Consent of Adversely Affected Partner Required...............54
                        (d)     When Consent of Majority of Limited Partnership Interests
                                Required ....................................................54
          Section 14.2  Meetings of the Partners.............................................54
                        (a)     General......................................................54
                        (b)     Informal Action..............................................55
                        (c)     Proxies......................................................55
                        (d)     Conduct of Meeting...........................................55

ARTICLE XV -- GENERAL PROVISIONS.............................................................55
          Section 15.1  Addresses and Notice.................................................55
          Section 15.2  Titles and Captions..................................................56
          Section 15.3  Pronouns and Plurals.................................................56
          Section 15.4  Further Action.......................................................56
          Section 15.5  Binding Effect.......................................................56
          Section 15.6  Waiver of Partition..................................................56
          Section 15.7  Entire Agreement.....................................................56
          Section 15.8  Securities Law Provisions............................................56
          Section 15.9  Remedies Not Exclusive...............................................56
          Section 15.10 Time.................................................................56
          Section 15.11 Creditors............................................................56
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
          Section 15.12 Waiver...............................................................57
          Section 15.13 Execution Counterparts...............................................57
          Section 15.14 Applicable Law.......................................................57
          Section 15.15 Invalidity of Provisions.............................................57

ARTICLE XVI -- POWER OF ATTORNEY.............................................................57
          Section 16.1  Power of Attorney....................................................57
                        (a)     Scope........................................................57
                        (b)     Irrevocability...............................................58

EXHIBIT A -- PARTNERS, CONTRIBUTIONS AND PARTNERSHIP INTERESTS..............................A-1

EXHIBIT B -- VALUE OF CONTRIBUTED PROPERTY..................................................B-1

EXHIBIT C -- NOTICE OF CONVERSION...........................................................C-1

EXHIBIT D -- FORM OF UNIT CERTIFICATE.......................................................D-1


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                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                         BARON CAPITAL PROPERTIES, L.P.


     This AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement"), dated as of __________, 1998, of Baron Capital Properties, L.P. (the "Partnership") is entered into by and among Baron Capital Trust, a Delaware business trust, as General Partner (the "General Partner"), and the Persons (as defined herein) identified as "Limited Partners" on Exhibit A, as the Limited Partners (as defined herein), together with any other Persons who become Partners (as defined herein) in the Partnership as provided herein;

     WHEREAS, the Partners desire to form a limited partnership under the Act (as hereinafter defined) and to set forth their respective rights and duties relating to the Partnership on the terms as provided herein.

     NOW, THEREFORE, in consideration of the premises, the mutual promises and agreements herein made, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Partners hereby agree as follows:

                                    ARTICLE I
                                  DEFINED TERMS

     The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

     "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

     "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 4.2 and who is shown as such on the books and records of the Partnership.

     "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each Partnership Year (a) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (b) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).
The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership Year.

     "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Section 4.4.

     "Affiliate" means, with respect to any Person, (a) any Person directly or indirectly controlling, controlled by or under common control with such Person,
(b) any Person directly or indirectly owning or controlling 10 percent or more of the outstanding voting interests of such Person, (c) any Person as to which such Person directly or indirectly owns or controls 10 percent or more of the voting interests, or (d) any officer, director, general partner or trustee of such Person or any Person referred to in clauses (a), (b) and (c) above. As used herein "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreed Value" means (a) in the case of any Contributed Property set forth on Exhibit B and as of the time of its contribution to the Partnership, the Agreed Value of such property as set forth on Exhibit B; (b) in the case of any Contributed Property not set forth on Exhibit B and as of the time of its contribution to the Partnership, the 704(c) Value of such property or other consideration, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (c) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the Regulations thereunder.

     "Agreement" means this Agreement of Limited Partnership and all Exhibits attached hereto, as the same may be amended, supplemented or restated from time to time.

     "Assignee" means a Person to whom one or more Partnership Units have been transferred but who has not been admitted as a Substituted Limited Partner, and who has the rights set forth in Section 11.5.

     "Available Cash" means, with respect to any period for which such calculation is being made, (a) all cash revenues and funds received by the Partnership from whatever source (excluding the proceeds of any Capital Contribution to the Partnership pursuant to Section 4.1) plus the amount of any reduction (including, without limitation, a reduction resulting because the General Partner determines such amounts are no longer necessary) in reserves of the Partnership, which reserves are referred to in clause (b)(iv) below;

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     (b) less the sum of the  following  (except  to the  extent  made  with the proceeds of any Capital Contribution):

          (i) all interest, principal and other debt payments made during such period by the Partnership,

          (ii) all cash expenditures (including capital expenditures) made by the Partnership during such period,

          (iii) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clauses (b)(i) or (ii), and

          (iv) the amount of any increase in reserves established during such period which the General Partner determines are necessary or appropriate in its sole and absolute discretion.

     Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

     "Bankruptcy" as to any Person, shall be deemed to have occurred when (i) such Person commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) such Person is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against such Person,
(iii) such Person executes and delivers a general assignment for the benefit of such Person's creditors, (iv) such Person files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding of the nature described in clause (ii) above, (v) such Person seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for such Person or for all or any substantial part of such Person's properties, (vi) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (vii) the appointment without such Person's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days of such appointment, or (viii) an appointment referred to in clause (vii) is not vacated within 90 days after the expiration of any such stay.

     "Book-Tax Disparities" means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for Federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted

Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Section 4.4 and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with Federal income tax accounting principles.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

     "Capital Account" means the capital account maintained by the Partnership for each Partner pursuant to Section 4.4.

     "Capital Contribution" means, with respect to each Partner, the total amount of cash, cash equivalents and the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Section 4.1 or 4.2.

     "Carrying Value" means (a) with respect to a Contributed Property or Adjusted Property, the 704(c) Value of such property reduced (but not below zero) by all Depreciation with respect to such Contributed Property or Adjusted Property charged to the Partners' Capital Accounts and (b) with respect to any other Partnership property, the adjusted basis of such property for Federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Section 4.4(d), and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

"Certificate" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

     "Code" means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

     "Common Share Rights" has the meaning set forth in Section 4.2(e).

     "Common Shares" means the common shares of beneficial interest, no par value per share, of the General Partner.

     "Consent" means the consent or approval of a proposed action by a Partner given in accordance with Section 14.1.

     "Contributed Property" means each property or other asset (but excluding cash and cash equivalents), in such form as may be permitted by the Act contributed or deemed contributed to the Partnership. Once the Carrying Value of a Contributed

Property is adjusted pursuant to Section 4.4, such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property for purposes of Section 4.4.

     "Conversion Right" has the meaning set forth in Section 4.2(e)(1).

     "Converting Partner" has the meaning set forth in Section 4.2(e)(1).

     "Debt" means, as to any Person, as of any date of determination, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, (b) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person, (c) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof, (d) lease obligations of such Person which, in accordance with generally accepted accounting principles, should be capitalized and (e) all guarantees and other contingent obligations of such Person with respect to Debt of others.

     "Declaration of Trust" means the Declaration of Trust of the General Partner filed with the Secretary of State of the State of Delaware, as the same may be amended, supplemented or restated from time to time.

     "Depreciation" means for each fiscal year or other period, an amount equal to the Federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Carrying Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the Federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the Federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

     "Events of Dissolution" has the meaning set forth in Section 13.1.

     "General Partner" means Baron Capital Trust, a Delaware business trust, and its successors as a general partner of the Partnership in accordance with the terms of this Agreement.

     "General Partnership Interest" means a Partnership Interest held by the General Partner that is a general partnership interest and includes any and all benefits to which the General Partner may be entitled and all obligations of the General Partner hereunder. A General Partnership Interest may be expressed as a number of Partnership Units.

     "IRS"  means  the  Internal   Revenue   Service,   which  is  charged  with
administering the internal revenue laws of the United States.

     "Immediate Family" means, with respect to any natural Person, such natural Person's spouse, parents, descendants, nephews, nieces, brothers, and sisters.

     "Incapacity" or "Incapacitated" means, (a) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate, (b) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter, (c) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership's affairs, (d) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership, (e) as to any trust which is a Partner, the termination of the trust (but not the substitution of a new trustee), or (f) as to any Partner, the Bankruptcy of such Partner.

     "Indemnitee" means (a) any Person made a party to a proceeding by reason of his status as (i) the General Partner (including as a guarantor of any Partnership Debt) or (ii) an officer of the Partnership or a trustee, officer or member of the Board of the General Partner, and (b) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

     "Initial Limited Partner" means Gregory K. McGrath.

     "Limited Partner" means any Person named as a Limited Partner on Exhibit A, as such Exhibit may be amended from time to time, including any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

     "Limited Partnership Interest" means a Partnership Interest held by a Limited Partner representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which such Limited Partner may be entitled and all obligations of such Limited Partner hereunder. A Limited Partnership Interest may be expressed as a number of Partnership Units.

     "Liquidating Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, results in the sale or other disposition of all or substantially all of the assets of the Partnership.

     "Liquidator" has the meaning set forth in Section 13.2.

     "Net Income" means for any taxable period, the excess, if any, of the Partnership's items of income and gain for such taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with
Section 4.4. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to the special allocation rules in Sections 6.3 and 6.4, Net Income or the resulting Net Loss, whichever the case may be, shall be recomputed without regard to such item.

     "Net Loss" means for any taxable period, the excess, if any, of the Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with
Section 4.4. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to the special allocation rules in Sections 6.3 and 6.4, Net Loss or the resulting Net Income, whichever the case may be, shall be recomputed without regard to such item.

     "New Securities" has the meaning set forth in Section 4.2(c).

     "1933 Act" has the meaning set forth in Section 11.3(c).

     "1934 Act" has the meaning set forth in Section 8.5(a)(1).

     "Nonrecourse Built-in Gain" means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 6.4(b) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

     "Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

     "Nonrecourse Liability" has the meaning set forth in Regulations Section 1.752-1(a)(2).

     "Notice of Conversion" means a Notice of Conversion substantially in the form of Exhibit C.

     "Option Plans" means the option plans for Common Shares or Units, as the case may be, restricted share plans or employee benefit plans established by, or for the benefit of the employees of, the General Partner, the Partnership or any other Subsidiary.

     "Partner" means individually, the General Partner or a Limited Partner, and "Partners" means collectively, the General Partner and the Limited Partners.

     "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

     "Partner Nonrecourse Debt" has the meaning set forth in Regulations Section 1.704-2(b)(4).

     "Partner  Nonrecourse  Deductions" has the meaning set forth in Regulations
Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

     "Partnership" means Baron Capital Properties, L.P., the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

     "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

     "Partnership Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

     "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution, and also means any record date established by the General Partner in connection with any vote or consent of the Limited Partners pursuant to this Agreement.

     "Partnership Unit" or "Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.2, in such number as set forth on Exhibit A, as such Exhibit may be amended from time to time. The ownership of Partnership Units may be evidenced by the form of non-transferable, non-negotiable certificate for units substantially in the form of Exhibit D.

     "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

     "Percentage Interest" means, as to any Partner, its interest in the Partnership as determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units then outstanding and as specified on Exhibit A, as such Exhibit may be amended from time to time.

     "Person" means an individual or a corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity.

     "Preferred Shares" has the meaning set forth in Section 4.2(c).

     "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or Section 743 of the
Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

     "Redemption Amount" means an amount of cash per Partnership Unit equal to the Value on the Valuation Date of the Common Shares that the Partner being redeemed would have been entitled to receive under Section 4.2(e).

     "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "REIT" means a real estate investment trust as defined under Section 856 of the Code.

     "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for Federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.4(b)(1)(i) or 6.4(b)(2)(i) to eliminate Book-Tax Disparities.

          "704(c) Value" of any Contributed Property means the value of such property as set forth on Exhibit B, or if no value is set forth on Exhibit B, the fair market value of such property or other consideration at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt. Subject to Section 4.4, the General Partner shall use such method as it deems reasonable and appropriate to allocate the aggregate of the 704(c) Value of Contributed Properties among each separate property on a basis proportional to its fair market value.

     "Shares of Beneficial Interest" means the shares of beneficial interest, no par value per share, of the General Partner, including the Common Shares and the Preferred Shares.

     "Specified Conversion Date" means the tenth Business Day after receipt by the General Partner of a Notice of Conversion.

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (a) the voting power of the voting equity securities or (b) the outstanding equity interests is owned, directly or indirectly, by such Person.

     "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

     "Transaction" has the meaning set forth in Section 11.2(c).

     "Unit Adjustment Factor" means the factor applied for converting Partnership Units to Common Shares, which shall initially be 1.0; provided, however, that in the event that the General Partner (a) declares or pays a dividend on its outstanding Common Shares in Common Shares or makes a distribution to all holders of its outstanding Common Shares in Common Shares,
(b) subdivides its outstanding Common Shares, or (c) combines its outstanding Common Shares into a smaller number of Common Shares, the Unit Adjustment Factor shall be adjusted by multiplying the Unit Adjustment Factor by a fraction, the numerator of which shall be the number of Common Shares issued and outstanding on the record date (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Common Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Unit Adjustment Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property (as determined under Section 4.4) as of such date, over
(b) the Carrying Value of such property (prior to any adjustment to be made pursuant to Section 4.4) as of such date.

     "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property (prior to any adjustment to be made pursuant to Section 4.4) as of such date, over (b) the fair market value of such property (as determined under Section 4.4) as of such date.

     "Valuation Date" means the date of receipt by the General Partner of a Notice of Conversion or, if such date is not a Business Day, the first Business Day thereafter.

     "Value" means, with respect to a Common Share, the average of the daily market price for the 10 consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (a) if the Common Shares are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (b) if the Common Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (c) if the Common Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided, however, that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Value of the Common Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event a holder of Common Shares would be entitled to receive Common Share Rights, then the Value of such Common Share Rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                   ARTICLE II
                             ORGANIZATIONAL MATTERS

     Section 2.1 Organization and Formation; Application of Act.

     (a) Organization and Formation of Partnership. The General Partner and the Initial Limited Partner do hereby form the Partnership as a limited partnership according to all of the terms and provisions of this Agreement and otherwise in accordance with the Act. The General Partner is the sole general partner and the Initial Limited Partner is the sole limited partner of the Partnership.

     (b) Application of Act. The Partnership is a limited partnership subject to the provisions of the Act and the terms and conditions set forth in this

Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. No Partner has any interest in any Partnership property, and the Partnership Interest of each Partner shall be personal property for all purposes.

     Section 2.2 Name. The name of the Partnership is Baron Capital Properties, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.", "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners; provided, however, that the name of the Partnership may not be changed to include the name of any Limited Partner without the written consent of that Limited Partner.

     Section 2.3 Registered Office and Agent; Principal Office. The address of the registered office of the Partnership in the State of Delaware is located c/o Corporation Service Company, 1013 Centre Road, City of Wilmington 19805, County of New Castle, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is Corporation Service Company. The principal office of the Partnership is located at 7826 Cooper Road, Cincinnati, Ohio, 45242, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

     Section 2.4 Term. The term of the Partnership commenced, and shall continue until December 31, 2098 unless it is dissolved sooner pursuant to the provisions of Article XIII or as otherwise provided by law.

                                   ARTICLE III
                                     PURPOSE

     Section 3.1 Purpose and Business. The purpose and nature of the business to be conducted by the Partnership is (a) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, (b) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (c) to do anything necessary or incidental to the foregoing; provided, however, that each of the foregoing clauses (a), (b) and (c) shall be limited and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the General Partner provides notice to the Partnership that it intends to cease or has ceased to qualify as a REIT.

     Section 3.2 Powers. The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (a) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (b) could subject the General Partner to any additional taxes under
Section 857 or Section 4981 of the Code, or (c) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

                                   ARTICLE IV
                    CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS;
                                CAPITAL ACCOUNTS

     Section 4.1 Capital Contributions of the Partners.

     (a) Initial Capital Contributions. At the time of the execution of this Agreement, the Partners shall make or shall have made the Capital Contributions set forth in Exhibit A to this Agreement. The Partners shall own Partnership Units in the amounts set forth on Exhibit A and shall have a Percentage Interest in the Partnership as set forth on Exhibit A, which Percentage Interest shall be adjusted on Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately redemptions, conversions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a Partner's Percentage Interest. A number of Partnership Units held by the General Partner equal to 1% of the outstanding Partnership Units shall at all times be deemed to be General Partner units and shall constitute the General Partnership Interest and the remaining Partnership Units held by the General Partner shall be deemed to be Limited Partner units and shall constitute a portion of the Limited Partnership Interest.

     (b) Additional Capital Contributions.

          (1) No Partner shall be assessed or, except as provided for in Sections 4.1(b)(2) and 13.3(b) below and except for any such amounts which a Limited Partner may be obligated to repay under Section 10.5, be required to contribute additional funds or other property to the Partnership. Any additional funds or other property required by the Partnership, as determined by the General Partner in its sole discretion, may, at the option of the General Partner and without an obligation to do so (except as provided for in Section 4.1(b)(2) and Section 13.3(b) below), be contributed by the General Partner as additional Capital Contributions. If and as the General Partner or any other Partner makes additional Capital Contributions to the Partnership, each such Partner shall receive additional Partnership Units as provided for in Section 4.2.

          (2) Except to the extent provided in Section 7.5 below relating to interests in Partnership properties held directly by the Partnership or through Subsidiaries, the net proceeds of any and all funds raised by or through the General Partner through the issuance of additional shares of the General Partner (whether Common Shares or Preferred Shares) shall be contributed to the Partnership as additional Capital Contributions, and in such event the General Partner shall be issued additional Partnership Units pursuant to Section 4.2 below.

     (c) Return of Capital Contributions. Except as otherwise expressly provided herein, the Capital Contribution of each Limited Partner will be returned to that Partner only in the manner and to the extent provided in Article V and
Article XIII hereof, and no Partner may withdraw from the Partnership or otherwise have any right to demand or receive the return of its Capital Contribution to the Partnership (as such), except as specifically provided herein. Under circumstances requiring a return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as specifically provided herein. No Partner shall be entitled to interest on any Capital Contribution or Capital Account notwithstanding any disproportion therein as between the Partners. Except as specifically provided herein, the General Partner shall not be liable for the return of any portion of the Capital Contribution of any Limited Partner, and the return of such Capital Contributions shall be made solely from Partnership assets.

     (d) Liability of Limited Partners. No Limited Partner shall have any further personal liability to contribute money to, or in respect of, the liabilities or the obligations of the Partnership, nor shall any Limited Partner be personally liable for any obligations of the Partnership, except as otherwise provided in this Article IV or in the Act. No Limited Partner shall be required to make any contributions to the capital of the Partnership other than its Capital Contribution.

     Section 4.2 Issuances of Additional Partnership Interests.

     (a) Issuance to Other than the General Partner. The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (other than issuances to the General Partner, which issuances are governed by Section 4.2(b)) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners except to the extent provided herein; provided, however, that the Partnership also may from time to time issue to third parties additional Partnership Interests (other than any such issuance to the General Partner which is governed by Sections 4.2(b) and 4.2(c)) in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, as may be set forth in exhibits attached hereto from time to time, subject to Delaware law, including, without limitation, with respect to (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests, (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions, and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership.

     (b) Issuance to the General Partner. The Partnership also may from time to time issue to the General Partner additional Partnership Units or other
Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, as may be set forth in exhibits attached hereto from time to time, all as shall be determined by the General Partner, subject to Delaware law, including, without limitation, with respect to (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests, (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions, and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, however, that (x) the additional Partnership Interests are issued in connection with an issuance of shares of the General Partner, which shares have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner in accordance with this Section 4.2(b), and (y) the General Partner shall make a Capital Contribution to the Partnership (1) in an amount equal to the net proceeds raised in connection with the issuance of such shares of the General Partner in the event such shares are sold for cash or cash equivalents or (2) in the form of the property received in consideration for such shares, in the event such shares are issued in consideration for other property.

     (c) Issuance of Additional Common Shares or Preferred Shares. The General Partner is explicitly authorized to issue additional Common Shares or preferred shares of beneficial interest of the General Partner ("Preferred Shares"), or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Common Shares or Preferred Shares ("New Securities") and in connection therewith, as further provided in Section 4.2(b) above, (i) the General Partner shall cause the Partnership to issue to the General Partner Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, as may be set forth on exhibits attached hereto from time to time, all such that the economic interests are substantially similar to those of the New Securities, and (ii) the General Partner shall contribute the net proceeds from, or the property received in consideration for, the issuance of such New Securities and from the exercise of rights contained in such New Securities to the Partnership. In connection with the issuance of Partnership Interests which are substantially similar to New Securities, the General Partner is authorized to modify or amend the distributions or allocations hereunder solely to the extent necessary to give effect to the designations, preferences and other rights pertaining to such Partnership Interests.

     (d) Issuance Pursuant to Option Plans.

          (1) Upon the exercise of an option granted by the General Partner for Common Shares, the General Partner shall cause the Partnership to issue to the General Partner one Partnership Unit for each Common Share acquired upon such exercise pursuant to the Option Plans, and the General Partner shall contribute to the Partnership the net proceeds received upon such exercise (it being understood that the General Partner may issue Common Shares in connection with the Option Plans without receiving a specified amount of proceeds and that the issuance of such Common Shares shall nonetheless entitle the General Partner to additional Partnership Units).

          (2) The General Partner shall cause the Partnership to issue Partnership Units to employees of the Partnership upon the exercise by any such employees of an option to acquire Partnership Units granted by the Partnership pursuant to the Option Plans in accordance with the terms of the Option Plans. Partnership Units so issued shall represent Limited Partnership Interests.

          (3) The General Partner shall cause the Partnership to issue Partnership Units to any Subsidiary upon the exercise by an employee of such Subsidiary of an option to acquire Partnership Units granted by such Subsidiary pursuant to the Option Plans, and such Subsidiary shall transfer to the Partnership the price per Partnership Unit required by the Option Plans to be paid by Subsidiaries. Partnership Units issued to any such Subsidiary shall represent Limited Partnership Interests.

     (e) Conversion of Units.

          (1) Subject to the further provisions of this Section 4.2(e) and the provisions of Section 8.6, the General Partner hereby grants to each Limited Partner the right (the "Conversion Right") to exchange any or all of the Partnership Units held by that Partner for Common Shares, with one Partnership Unit being exchangeable for one Common Share; provided, however, that in the event the General Partner issues to all holders of Common Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase Common Shares, or any other securities or property (collectively, the "Common Share Rights") then (except to the extent such rights have already been reflected in an adjustment to the Unit Adjustment Factor as provided in
     Section 4.2(e)(2) below) the Converting Partner shall also be entitled to receive such Common Share Rights that a holder of that number of Common Shares would be entitled to receive. The Conversion Right may be exercised by a Limited Partner (a "Converting Partner") at any time and from time to time by delivering a Notice of Conversion to the General Partner not less than 10 days prior to such exchange. The General Partner shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the exchange of Partnership Units for Common Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Partnership Units not owned by the General Partner. No Limited Partner shall, solely by virtue of being the holder of one or more Partnership Units, be deemed to be a shareholder of or have any other interest in the General Partner.

          (2) In the event of any change in the Unit Adjustment Factor, the number of Partnership Units held by each Partner shall be proportionately adjusted by multiplying the number of Partnership Units held by such Partner immediately prior to the change in the Unit Adjustment Factor by the new Unit Adjustment Factor; the intent of this provision is that one Partnership Unit remains exchangeable for one Common Share without dilution. In the event the General Partner issues any Common Shares in exchange for Partnership Units pursuant to this Section 4.2(e), any such Partnership Units so acquired by the General Partner shall immediately thereafter be canceled by the Partnership and the Partnership shall issue to the General Partner new Partnership Units pursuant to Section 4.2(c). Each Converting Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Common Shares upon exercise of the Conversion Right. Notwithstanding the foregoing provisions of this Section 4.2(e), a Limited Partner shall not have the right to exchange Partnership Units for Common Shares if (i) in the opinion of counsel for the General Partner, the General Partner would, as a result thereof, no longer qualify (or there is a material risk the General Partner no longer would qualify) as a REIT; or (ii) such exchange would in the opinion of counsel for the General Partner, constitute or be more likely than not to constitute a violation of applicable securities laws.

     Section 4.3 No Preemptive Rights. Except as specifically provided in this Agreement, no Person shall have any preemptive, preferential or other similar right with respect to (a) additional Capital Contributions or loans to the Partnership, or (b) issuance or sale of any Partnership Units.

     Section 4.4 Capital Accounts of the Partners.

     (a) General. The Partnership shall maintain for each Partner a separate Capital Account in accordance with the rules of Regulations Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (a) the amount of all Capital Contributions made by such Partner to the Partnership pursuant to this Agreement and (b) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section 4.4(b) hereof and allocated to such Partner pursuant to Sections 6.1 through 6.3 of the Agreement, and decreased by (i) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement and (ii) all items of Partnership deduction and loss computed in accordance with Section 4.4(b) hereof and allocated to such Partner pursuant to Sections 6.1 through 6.3 of the Agreement.

     (b) Income, Gains, Deductions and Losses. For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Partners' Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for Federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

          (1) Except as otherwise provided in Regulations Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership.

          (2) The computation of all items of income, gain, loss and deduction shall be made without regard to the fact that items described in Sections 705(a)(1)(B) or 705(a)(2)(B) of the Code are not includable in gross income or are neither currently deductible nor capitalized for Federal income tax purposes.

          (3) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

          (4) In lieu of the depreciation, amortization, and other cash recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

          (5) In the event the Carrying Value of any Partnership asset is adjusted pursuant to Section 4.4(d) hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

          (6) Any items specially allocated under Section 6.4 hereof shall not be taken into account.

     (c) Transfers of Partnership Units. A transferee of a Partnership Unit shall succeed to a pro rata portion of the Capital Account of the transferor.

     (d) Unrealized Gains and Losses.

          (1) Consistent with the provisions of Regulations Section 1.704-1(b)(2)(iv)(f), and as provided in Section 4.4(d)(2), the Carrying Values of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in
     Section 4.4(d)(2) hereof, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of the Agreement.

          (2) Such adjustments shall be made as of the following times: (i) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (ii) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of Property as attributable consideration for an interest in the Partnership; and (iii) immediately prior to the liquidation of the Partnership or the General Partner's interest in the Partnership within the meaning of Regulations
     Section 1.704-l(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

          (3) In accordance with Regulations Section 1.704-1(b)(2)(iv)(e), the Carrying Values of Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.

          (4) In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article XIII of this Agreement, be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt. The General Partner, or the Liquidator, as the case may be, shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its sole and absolute discretion to arrive at a fair market value for individual properties).

     (e) Modification by General Partner. The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or any Limited Partners) are computed in order to comply with such Regulations, the General Partner may make such modification; provided, however, that it will not have a material effect on the amounts distributable to any Person pursuant to
Article XIII of this Agreement upon the liquidation of the Partnership. The General Partner also shall (a) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (b) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

                                    ARTICLE V
                                  DISTRIBUTIONS

     Section 5.1 Requirement and Characterization of Distributions. The General Partner shall distribute not less frequently than quarterly an amount equal to 100% of Available Cash (other than amounts treated as net capital gains as defined in Code Section 857(b)(3), which the General Partner shall distribute, in whole or in part, or not distribute, in the General Partner's sole and absolute discretion) generated by the Partnership during such quarter to the Partners who are Partners on the Partnership Record Date with respect to such quarter (i) first, with respect to any class of Partnership Interests issued pursuant to Sections 4.2(a) and 4.2(b) which are entitled to a preference over Partnership Units on the distribution of Available Cash (and within and among such classes, in order of the preferences designated therein and pro rata among any such classes), and (ii) thereafter, in accordance with their respective Percentage Interests on such Partnership Record Date; provided, however, that in no event may a Partner receive a distribution of Available Cash with respect to a Unit if such Partner is entitled to receive a dividend from the General Partner which is derived from a distribution of Available Cash to the General Partner with respect to a Common Share for which such Unit has been redeemed or exchanged.

     Section 5.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocation, payment or distribution to the General Partner, or any Limited Partners or

Assignees shall be treated as amounts distributed to the General Partner or such Limited Partners, or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

     Section 5.3 Distributions Upon Liquidation. Proceeds from a Liquidating Transaction shall be distributed to the Partners in accordance with Section 13.2.

                                   ARTICLE VI
                                   ALLOCATIONS

     Section 6.1 Allocations For Capital Account Purposes Other than the Taxable Year of Liquidation. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Section 4.4 hereof) shall be allocated among the Partners for each taxable year (or portion thereof) as provided herein below:

          (a) Net Income. After giving effect to the special allocations set forth in Sections 6.2 and 6.3 below, Net Income shall be allocated (i) first, to the General Partner to the extent that, on a cumulative basis, Net Losses previously allocated to the General Partner pursuant to the last sentence of Section 6.1(b) exceed Net Income previously allocated to the General Partner pursuant to this Section 6.1(a), and (ii) thereafter, Net Income shall be allocated to the Partners in accordance with their respective Percentage Interests.

          (b) Net Losses. After giving effect to the special allocations set forth in Sections 6.2 and 6.3 below, Net Losses shall be allocated to the Partners in accordance with their respective Percentage Interests; provided, however, that Net Losses shall not be allocated to any Limited Partner pursuant to this Section 6.1(b) to the extent that such allocation would cause such Limited Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit). All Net Losses in excess of the limitations set forth in the preceding sentence of this Section 6.1(b) shall be allocated to the General Partner.

          (c)  Nonrecourse  Liabilities.  For  purposes of  Regulations  Section
     1.752-3(a),   the  Partners  agree  that  Nonrecourse  Liabilities  of  the
     Partnership in excess of the sum of (i) the amount of Partnership Minimum Gain and (ii) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

          (d) Gains. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall to the extent possible, after taking into account other required allocations of gain pursuant to
     Section 6.3 below, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income, all in such a manner consistent with Regulation Section 1.1245-1.

     Section 6.2 Allocations for Capital Account Purposes in the Taxable Year of Liquidation. Subject to Section 6.3, the Net Income and Net Loss of the
Partnership for the taxable year of liquidation of the Partnership shall be allocated prior to the final liquidating distributions of the Partnership and shall be allocated first to eliminate all negative balances in any Partner's Adjusted Capital Account Deficit and then, to the extent possible, in a manner such that the Capital Accounts of the Partners immediately prior to such final liquidating distributions are equal to the amount which would have been distributable to the Partners under Section 5.1 if such distributions were to be governed by Section 5.1. Notwithstanding the preceding sentence, actual distributions made subsequent to the allocations under this Section 6.2 shall be made pursuant to Section 5.3.

     Section 6.3 Special Allocation Rules. Notwithstanding any other provision of this Agreement, the following special allocations shall be made in the following order:

          (a) Minimum Gain Chargeback.  Notwithstanding  any other provisions of
     Article VI, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). This Section 6.3(a) is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and for purposes of this Section 6.3(a) only, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of this Agreement with respect to such fiscal year and without regard to any decrease in Partner Minimum Gain during such fiscal year.

          (b)  Partner  Minimum  Gain  Chargeback.   Notwithstanding  any  other
     provision of Article VI (except Section 6.2 hereof), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 6.3(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for purposes of this Section 6.3(b), each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Article VI of this Agreement with respect to such fiscal year, other than allocations pursuant to Section 6.3(a) hereof.

          (c) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in
     Regulations Sections 1.704-1(b)(2)(ii)(d)(4),  1.704-1(b)(2)(ii)(d)(5),  or
     1.704-1(b)(2)(ii)(d)(6),   and  after  giving  effect  to  the  allocations
     required under Sections 6.3(a) and 6.3(b) hereof, such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

          (d) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio which does satisfy such requirements.

          (e) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(2).

          (f) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section
     1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

     Section 6.4 Allocations for Tax Purposes.

     (a) General. Except as otherwise provided in this Section 6.4, for Federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.1 and
6.3 of this Agreement.

     (b) To Eliminate Book-Tax Disparities. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for Federal income tax purposes among the Partners as follows:

          (1) (i) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners consistent with the principles of Section 704(c) of the Code in a manner that takes into account the variation between the 704(c) Value of such property and its adjusted basis at the time of contribution, and (ii) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Sections 6.1 and 6.3 of this Agreement.

          (2) (i) In the case of an Adjusted Property, such items shall (A) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code in a manner to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 4.4 and (B) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 6.4(b)(1)(i), and
     (ii) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Sections
     6.1 and 6.4 of this Agreement.

          (3) All other items of income, gain, loss and deduction shall be allocated among the Partners in the same manner as their correlative item of "book" gain or loss is allocated pursuant to Sections 6.1 and 6.3 of this Agreement.

     (c) Power of General Partner to Elect Method. To the extent Treasury Regulations promulgated pursuant to Section 704(c) of the Code permit a partnership to utilize alternative methods to eliminate the disparities between the agreed value of property and its adjusted basis, the General Partner shall have the authority to elect the method to be used by the Partnership and such election shall be binding on all Partners.

                                   ARTICLE VII
                      MANAGEMENT AND OPERATION OF BUSINESS

     Section 7.1 Management.

     (a) Powers of General Partner. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. Notwithstanding anything to the contrary in this Agreement, the General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3 hereof, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in
Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof including, without limitation:

          (1) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner qualifies as a REIT) to avoid the payment of any Federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its shareholders sufficient to permit the General Partner to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

          (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

          (3) the acquisition, disposition, sale, conveyance, mortgage, pledge, encumbrance, hypothecation, contribution or exchange of any assets of the Partnership or the merger or other combination of the Partnership with or into another entity on such terms as the General Partner deems proper;

          (4) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit including, without limitation, the financing of the conduct of the operations of the General Partner, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including the Partnership's Subsidiaries) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment and the making of capital contributions to its Subsidiaries, the holding of any real, personal and mixed property of the Partnership in the name of the Partnership or in the name of a nominee or trustee (subject to Section 7.10), the creation, by grant or otherwise, of easements or servitudes, and the performance of any and all acts necessary or appropriate to the operation of the Partnership assets including, but not limited to, applications for rezoning, objections to rezoning, constructing, altering, improving, repairing, renovating, rehabilitating, razing, demolishing or condemning any improvements or property of the Partnership;

          (5) the negotiation, execution, and performance of any contracts, conveyances or other instruments (including with Affiliates of the Partnership to the extent provided in Section 7.6) that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement including, without limitation, the execution and delivery of leases on behalf of or in the name of the Partnership (including the lease of Partnership property for any purpose and without limit as to the term thereof, whether or not such term (including renewal terms) shall extend beyond the date of termination of the Partnership and whether or not the portion so leased is to be occupied by the lessee or, in turn, subleased in whole or in part to others);

          (6) the opening and closing of bank accounts, the investment of Partnership funds in securities, certificates of deposit and other instruments, and the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

          (7) the selection and dismissal of employees of the Partnership or the General Partner (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer"), and the engagement and dismissal of agents, outside attorneys, accountants, engineers, appraisers, consultants, contractors and other professionals on behalf of the General Partner or the Partnership and the determination of their compensation and other terms of employment or hiring;

          (8) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

          (9) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contribution of property to, its

     Subsidiaries and any other Person in which it has an equity investment from time to time);

          (10) the control of any matters affecting the rights and obligations of the Partnership, including the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

          (11) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

          (12) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt;

          (13) the execution, acknowledgment and delivery of any and all documents and instruments to effectuate any or all of the foregoing; and

          (14) the issuance of Partnership Units to any Subsidiary which may be necessary for such Subsidiary to satisfy such Subsidiary's obligations under the Option Plans, in exchange for the transfer to the Partnership by such Subsidiary of the price per Partnership Unit required by the Option Plans to be paid by Subsidiaries.

     (b) No Approval Required for Above Powers. Except as expressly provided in this Agreement, each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

     (c) Insurance. At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain casualty, liability and other insurance on the properties of the Partnership and liability insurance for the Indemnitees hereunder. The right to procure such insurance on behalf of the Indemnities shall in no way mitigate or otherwise affect the right of any such Indemnitee to indemnification under Section 7.7.

     (d) Working Capital Reserves. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

     (e) No Obligation to Consider Tax Consequences to Limited Partners. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

     Section 7.2 Certificate of Limited Partnership. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other jurisdiction in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5(a)(4) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate, as it may be amended or restated from time to time, to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and any other jurisdiction in which the Partnership may elect to do business or own property.

     Section 7.3 Restrictions on General Partner's Authority. The General Partner may not, without the written Consent of all of the Limited Partners, take any action in contravention of this Agreement including, without limitation:

          (a) take any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement (provided that this restriction shall not be deemed to restrict the sale, lease, transfer or disposition of all or substantially all of the Partnership's assets as may otherwise be provided herein);

          (b) possess Partnership property, or assign any rights in specific Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement;

          (c) admit a Person as a Partner, except as otherwise provided in this Agreement; or

          (d) perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act.

     Section 7.4 Responsibility for Expenses.

     (a) No Compensation. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles V and VI regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

     (b) Responsibility for Ownership and Operation Expenses. The Partnership shall be responsible for and shall pay all expenses relating to the Partnership's ownership of its assets, and the operation of, or for the benefit of, the Partnership, and the General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the Partnership's ownership of its assets and the operation of, or for the benefit of, the Partnership; provided, however, that the amount of any such reimbursement shall be reduced by any interest or other amounts earned by the General Partner with respect to bank accounts or other instruments held by it as permitted in Section 7.5(a). Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7 hereof.

     (c) Responsibility for Organization Expenses. The Partnership shall be responsible for and shall pay all expenses incurred relating to the organization of the Partnership.

     Section 7.5 Outside Activities of the General Partner.

     (a) General. The General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with the ownership, acquisition and disposition of Partnership Interests as a General Partner or Limited Partner and the management of the business of the Partnership, and such activities as are incidental thereto. The General Partner shall not incur any Debt other than that for which it may be liable in its capacity as General Partner of the Partnership (and other than any guarantee of Partnership Debt). The General Partner shall not own any assets other than Partnership Interests (except for certain interests in Partnership properties held directly by the General Partner or which have been caused by the General Partner to be contributed to or purchased by Subsidiaries (including qualified REIT subsidiaries, as defined in Section 856(i) of the Code, of the General Partner), which interests shall not exceed 1% of the aggregate economic interests of any property) and other than such bank accounts or similar instruments as it deems necessary to carry out its responsibilities contemplated under this Agreement and the Declaration of Trust. The General Partner and Affiliates of the General Partner may acquire Limited Partnership Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partnership Interests.

     (b) Purchase of Shares of Beneficial Interest. In the event the General Partner exercises its rights under Section 2.5 of the Declaration of Trust to purchase Shares of Beneficial Interest, then the General Partner shall cause the Partnership to purchase from it an equal number of Partnership Units (after application of the Unit Adjustment Factor) on the same terms that the General Partner purchased such Shares of Beneficial Interest.

     Section 7.6 Contracts with Affiliates.

     (a) Loans. The General Partner may cause the Partnership to lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

     (b) Transfers of Assets. Except as provided in Section 7.5(a), the General Partner may cause the Partnership to transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law.

     (c) Contracts with General Partner. Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable and in accordance with the terms and conditions of the Declaration of Trust.

     (d) Employee Benefit Plans. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the General Partner and the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any of the Partnership's Subsidiaries, including any such plan which requires the Partnership, the General Partner or any of the Partnership's Subsidiaries to issue or transfer Partnership Units to employees.

     Section 7.7 Indemnification.

     (a) General. The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7(a). Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership.

     (b) In Advance of Final Disposition. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (a) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.7 has been met, and (b) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

     (c) Non-Exclusive Section. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

     (d) Insurance. The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement. The right to procure such insurance on behalf of the Indemnitees shall in no way mitigate or otherwise affect the right of any Indemnities to indemnification under this
Section 7.7.

     (e)  Employee  Benefit  Plans.  For  purposes  of  this  Section  7.7,  the
Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.7(a); and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

     (f) No Personal Liability for Limited Partners. In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

     (g) Interested Transactions. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

     (h) Binding Effect. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

     Section 7.8 Liability of the General Partner.

     (a) General. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission, unless (i) the General Partner actually received an improper benefit in money, property or services (in which case, such liability shall be for the amount of the benefit in money, property or services actually received), or (ii) the General Partner's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action being adjudicated.

     (b) No Obligation to Consider Interests of Limited Partners. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the General Partner's shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or Assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions which the General Partner has undertaken in good faith on behalf of the Partnership, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, unless (i) the General Partner actually received an improper benefit in money, property or services (in which case, such liability shall be for the amount of the benefit in money, property or services actually received), or (ii) the General Partner's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action being adjudicated.

     (c) Acts of Agents. Subject to its obligations and duties as General Partner set forth in Section 7.1(a) hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

     (d) Effect of  Amendment.  Any  amendment,  modification  or repeal of this
Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     (e) Limitation of Liability of Shareholders, Officers and Members of the Board of the General Partner. ANY OBLIGATION OR LIABILITY WHATSOEVER OF THE
GENERAL PARTNER WHICH MAY ARISE AT ANY TIME UNDER THIS AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY SHALL BE SATISFIED, IF AT ALL, OUT OF THE GENERAL PARTNER'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF ITS SHAREHOLDERS, TRUSTEES, MEMBERS OF ITS BOARD, OFFICERS, EMPLOYEES OR AGENTS, REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE.

     Section 7.9 Other Matters Concerning the General Partner.

     (a) Reliance on Documents. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     (b) Reliance on Consultants and Advisers. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

     (c) Action Through Officers and Attorneys. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, members of its Board and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

     (d) Actions to Maintain REIT Status or Avoid Taxation of General Partner. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to avoid the General Partner incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

     Section 7.10 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby covenants, declares and warrants that any Partnership assets as to which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner or such nominee or Affiliate for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

     Section 7.11 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.


                                  ARTICLE VIII
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

     Section 8.1 Limitation of Liability. The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.5 hereof, or under the Act.

     Section 8.2 Management of Business. No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, member of the Board, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, member of the Board, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

     Section 8.3 Outside Activities of Limited Partners. Subject to any agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary, the following rights shall govern outside activities of Limited Partners: (a) any Limited Partner and any officer, director, employee, agent, trustee, Affiliate or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership;
(b) neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee; (c) none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person, other than the General Partner, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person; (d) the fact that a Limited Partner may encounter opportunities to purchase, otherwise acquire, lease, sell or otherwise dispose of real or personal property and may take advantage of such opportunities himself or introduce such opportunities to entities in which it has or has not any interest, shall not subject such Partner to liability to the Partnership or any of the other Partners on account of the lost opportunity; and (e) except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to prohibit a Limited
Partner or any Affiliate of a Limited Partner from dealing, or otherwise engaging in business, with Persons transacting business with the Partnership or from providing services relating to the purchase, sale, rental, management or operation of real or personal property (including real estate brokerage services) and receiving compensation therefor, from any Persons who have transacted business with the Partnership or other third parties.

     Section 8.4 Priority Among Partners. No Partner (Limited or General) or Assignee shall have priority over any other Partner (Limited or General) or Assignee either as to the return of Capital Contributions or except as otherwise expressly provided in this Agreement, as to profits, losses or distributions.

     Section 8.5 Rights of Limited Partners Relating to the Partnership.

     (a) Copies of Business Records. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5(c) hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense:

          (1) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the General Partner pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act");

          (2) to obtain a copy of the Partnership's Federal, state and local income tax returns for each Partnership Year;

          (3) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

          (4) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

          (5) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a partner.

     (b) Notification of Changes in Unit Adjustment Factor. The Partnership shall notify each Limited Partner in writing of any change made to the Unit Adjustment Factor within 10 Business Days of the date such change becomes effective.

     (c) Confidential  Information.  Notwithstanding any other provision of this
Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any Partnership information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or (ii) the Partnership is required by law or by agreements with unaffiliated third parties to keep confidential.

     (d) Debt Allocation. The General Partner may allow any Limited Partner to guarantee on a "bottom dollar basis," an amount of indebtedness of the Partnership or any successor thereto, as is necessary from time to time to provide an allocation of debt to such Limited Partner equal to the amount of debt then required to be allocated to such Limited Partner to enable such Limited Partner to avoid recognizing gain pursuant to Section 731(a)(1) of the Code as a result of a deemed distribution of money to such Limited Partner pursuant to Section 752(b) of the Code.

     Section 8.6 Redemption Right.

     (a) General. Notwithstanding the provisions of Section 4.2(e), the General Partner may satisfy the Conversion Right exercised by a Converting Partner set forth in a Notice of Conversion by paying to such Converting Partner the Redemption Amount on the Specified Conversion Date, whereupon the General Partner shall acquire the Partnership Units to be exchanged by such Converting Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. The General Partner may elect to pay the Redemption Amount for Partnership Units only upon a receipt of a Notice of Conversion. In the event the General Partner shall exercise its right to satisfy the Conversion Right in the manner described in this Section 8.6(a), the Partnership shall have no obligation to pay any amount to the Converting Partner with respect to such Converting Partner's exercise of the Conversion Right, and each of the Converting Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Converting Partner as a sale of the Converting Partner's Partnership Units to the General Partner for Federal income tax purposes. Each Converting Partner which the General Partner has elected to pay the Redemption Amount agrees to execute such documents as the General Partner may reasonably require in connection with the payment of the Redemption Amount.

     (b) Where Delivery of Shares of Beneficial Interest Prohibited. Notwithstanding the provisions of Section 4.2(e) and Section 8.6(a), a Partner shall not be entitled to exercise the Conversion Right pursuant to Section 4.2(e) if the delivery of Shares of Beneficial Interest to such Partner on the Specified Conversion Date would be prohibited under the Declaration of Trust.

     Section 8.7 Notice for Certain Transactions. In the event of (a) a dissolution or liquidation of the Partnership or the General Partner, (b) a merger, consolidation or combination of the Partnership or the General Partner with or into another Person (including the events set forth in Sections 11.2(c) and 11.2(d)), (c) the sale of all or substantially all of the assets of the Partnership or the General Partner, or (d) the transfer by the General Partner of all or any part of its interest in the Partnership, the General Partner shall give written notice thereof to each Limited Partner at least 20 Business Days prior to the effective date or, to the extent applicable, record date of such transaction, whichever comes first.

                                   ARTICLE IX
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

     Section 9.1 Records and Accounting. The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, however, that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained for financial purposes on an accrual basis in accordance with generally accepted accounting principles and for tax reporting purposes on the accrual basis.

     Section 9.2 Fiscal Year. The fiscal year of the Partnership shall be the calendar year.

     Section 9.3 Reports.

     (a) Annual Reports. As soon as practicable, but in no event later than 120 days after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of qualified independent public accountants selected by the General Partner.

     (b) Quarterly Reports. As soon as practicable, but in no event later than 60 days after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the

Partnership, or of the General Partner, if such statements are prepared solely on a consolidated basis with the General Partner, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

                                    ARTICLE X
                                   TAX MATTERS

     Section 10.1 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for Federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by the General Partner and the Limited Partners for Federal and state income tax reporting purposes.

     Section 10.2 Tax Elections. Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code including, without limitation, the election under Section 754 of the Code in accordance with applicable regulations thereunder. The General Partner shall have the right to seek to revoke any such election (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

     Section 10.3 Tax Matters Partner.

     (a) General. The General Partner shall be the "tax matters partner" of the Partnership for Federal income tax purposes. Pursuant to Section 6223(c) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners; provided, however, that such information is provided to the Partnership by the Limited Partners. The Limited Partners shall provide such information to the Partnership as the General Partner shall reasonably request.

     (b) Powers. The tax matters partner is authorized, but not required:

          (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (a) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or
     (b)
     who is a "notice partner" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

          (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a partner for tax purposes (a "final adjustment") is mailed or otherwise given to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

          (3) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

          (4) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition, complaint or other document) for judicial review with respect to such request;

          (5) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

          (6) to take any other action on behalf of the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

     The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner, and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

     (c) Reimbursement. The tax matters partner shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm and a law firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

     Section 10.4 Organizational Expenses. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Section 709 of the Code.

     Section 10.5 Withholding. Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of Federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Section 1441, 1442, 1445 or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (a) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (b) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (a) or (b) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

                                   ARTICLE XI
                            TRANSFERS AND WITHDRAWALS

     Section 11.1 Transfer.

     (a) Definition. The term "transfer," when used in this Article XI with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign its General Partnership Interest to another Person or by which a Limited Partner purports to assign its Limited Partnership Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article XI does not include any Conversion of Partnership Units by a Limited Partner pursuant to
Section 4.2(e) or acquisition of Partnership Units from a Limited Partner by the General Partner pursuant to Section 8.6(a).

     (b) Requirements. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article XI. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article XI shall be null and void.

     Section 11.2 Transfer of General Partner's Partnership Interest.

     (a) General. The General Partner may not transfer any of its General Partnership Interest or withdraw as General Partner except as provided in
Section  11.2(b)  or in  connection  with a  transaction  described  in  Section
11.2(c).

     (b) Transfer to Partnership or Holder of Common Shares. The General Partner may transfer Partnership Interests held by it to the Partnership in accordance with Section 7.5(b) hereof.

     (c) Transfer in Connection With Reclassification, Recapitalization, or Business Combination Involving General Partner. Except as otherwise provided in
Section 11.2(d), the General Partner shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets, or any reclassification, or recapitalization or change of outstanding Common Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of "Unit Adjustment Factor") ("Transaction"), unless
(i) under the terms of the Transaction, Limited Partners will not engage in a sale or exchange for Federal income tax purposes of their Partnership Units, or
(ii) as a result of such Transaction all Limited Partners either will receive, or will have the right to receive, for each Partnership Unit (after application of the Unit Adjustment Factor and without taking into account any tax considerations) an amount of cash, securities, or other property equal to, without taking into account any tax considerations, the greatest amount of cash, securities or other property paid to a holder of one Common Share in consideration of one Common Share at any time during the period from and after the date on which the Transaction is consummated; provided, however, that if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50 percent of the outstanding Common Shares, the holders of Partnership Units shall receive the greatest amount of cash, securities, or other property which a Limited Partner would have received had it exercised the Conversion Right and received Common Shares in exchange for its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer.

     (d) Merger Involving General Partner Where Surviving Entity's Assets Contributed to Partnership. Notwithstanding Section 11.2(c), the General Partner may merge with another entity if, under the terms of the transaction, Limited Partners will not engage in a sale or exchange for Federal income tax purposes and immediately after such merger substantially all of the assets of the surviving entity, other than Partnership Units held by the General Partner, are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the 704(c) Value of the assets so contributed.

     Section 11.3 Limited Partners' Rights to Transfer.

     (a) General. Subject to the remaining provisions of this Section 11.3 as well as Section 11.4, a Limited Partner may transfer all or any portion of his Partnership Interest, or any of such Limited Partner's rights as a Limited Partner, without the prior written consent of the General Partner. In order to effect such transfer, the Limited Partner must deliver to the General Partner a duly executed copy of the instrument making such transfer and such instrument must evidence the written acceptance by the assignee of all of the terms and conditions of this Agreement and represent that such assignment was made in accordance with all applicable laws and regulations.

     (b) Incapacitated Limited Partners. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

     (c) Transfers Contrary to Securities Laws. The General Partner may prohibit any transfer otherwise permitted under this Section 11.3 by a Limited Partner of its Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or would otherwise violate any Federal or state securities laws or regulations applicable to the Partnership or the Partnership Units.

     (d) Transfers Resulting in Corporation Status; Transfers Through Established Securities or Secondary Markets. No transfer by a Limited Partner of his Partnership Units (or any economic or other interest, right or attribute therein) may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation, or (ii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code. Notwithstanding anything to the contrary in this Agreement, (x) no interests in the Partnership shall be issued in a transaction that is (or transactions that are) registered or required to be registered under the 1933 Act, and to the extent such interests were not required to be registered under the 1933 Act by reason of Regulation S (17 CFR 230.901 through 230.904) or any successor thereto, such issuances would not have been required to be registered under the 1933 Act if the interests so offered or sold had been offered and sold within the United States, and (y) any admission (or purported admission) of a Partner and any transfer or assignment (or purported transfer or assignment) of all or part of a Partner's interest (or any interest or right or attribute therein) in the Partnership, whether to another Partner or to a third party, shall not be effective, and any such transfer or assignment (or purported transfer or assignment) shall be void ab initio, and no person shall otherwise become a Partner if at the time of such transfer or assignment (or purported transfer or assignment) any interest in the Partnership (or economic interest therein) is traded on an established securities market or readily tradeable on a secondary market or the substantial equivalent thereof. For purposes of the preceding sentence and clause (ii) above, an established securities market is a national securities exchange that is either registered under Section 6 of the 1934 Act or exempt from registration because of the limited volume of transactions, a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements of the 1934 Act, a regional or local exchange, or an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise. For purposes of such clause (A) and clause (ii) above, interests in the Partnership (or interests therein) are readily tradeable on a secondary market or the substantial equivalent thereof if (i) interests in the Partnership (or interests therein) are regularly quoted by any person, such as a broker or dealer, making a market in the interests; (ii) any person regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to interests in the Partnership (or interests therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others; (iii) the holder of an interest in the Partnership has a readily available, regular, and ongoing opportunity to sell or exchange such interest (or interests therein) through a public means of obtaining or providing information of offers to buy, sell, or exchange such interests; or (iv) prospective buyers and sellers otherwise have the opportunity to buy, sell, or exchange interests in the Partnership (or interests therein) in a time frame and with the regularity and continuity that is comparable to that described in clauses (i), (ii) and (iii) of this sentence. Notwithstanding anything to the contrary in this Section 11.3(d), the exercise of the Conversion Right by a Limited Partner will not be subject to the restrictions set forth in this
Section 11.3(d).

     (e) Transfers to Holders of Nonrecourse Liabilities. No transfer or pledge of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability without the consent of the General Partner, in its sole and absolute discretion, provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Redemption Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

     Section 11.4 Substituted Limited Partners.

     (a) Consent of General Partner Required. A Limited Partner shall have the right in its discretion to substitute a transferee as a Limited Partner in his place, in which event such substitution shall occur if the Limited Partner so provides; provided, however, that any transferee desiring to become a Substituted Limited Partner must furnish to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Article XVI and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as a Substituted Limited Partner.

     (b) Rights and Duties of Substituted Limited Partners. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

     (c) Amendment of Exhibit A. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

     Section 11.5 Assignees. If a Limited Partner, in its sole and absolute discretion, does not provide for the admission of any permitted transferee under
Section 11.4(a) as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses, gain, loss and Recapture Income attributable to the Partnership Units assigned to such transferee, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Units in any matter presented to the Limited Partners for a vote (such Partnership Units being deemed to have been voted on such matter in the same proportion as all Partnership Units held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article XI to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

     Section 11.6 General Provisions.

     (a) Withdrawal of Limited Partner. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Units in accordance with this Article XI or pursuant to Conversion of all of its Partnership Units under Section 4.2(e) or the redemption of its Partnership Units under Section 8.6(a).

     (b) Transfer of All Partnership Units by Limited Partner. Any Limited Partner who shall transfer all of his Partnership Units in a transfer permitted pursuant to this Article XI or pursuant to the Conversion Rights of all of its Partnership Units under Section 4.2(e) or pursuant to redemption of all of its Partnership Units under Section 8.6(a) shall cease to be a Limited Partner.

     (c) Timing of Transfers. Transfers pursuant to this Article XI may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

     (d) Allocation When Transfer Occurs. If any Partnership Interest is transferred during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article XI or converted pursuant to
Section 4.2(e) or redeemed pursuant to Section 8.6(a), Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the fiscal year in accordance with Section 706(d) of the Code, based on the portion of the year for which the transferor Partner and the transferee Partner were Partners. Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or redemption occurs shall be allocated to the Person who is a Partner as of midnight on the last day of said month. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such transfer or redemption shall be made to the transferor Partner, and all distributions of Available Cash with Partnership Record Dates thereafter shall be made to the transferee Partner.

                                   ARTICLE XII
                              ADMISSION OF PARTNERS

     Section 12.1 Admission of Successor General Partner. A successor to all of the General Partner's General Partnership Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the

Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

     Section 12.2 Admission of Additional Limited Partners.

     (a) General. A Person who makes a Capital Contribution to the Partnership in accordance with this Agreement or who exercises an option to receive Partnership Units shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Article XVI hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

     (b) Consent of General Partner Required. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

     Section 12.3 Amendment of Agreement and Certificate. For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as predictable an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Article XVI hereof.

                                  ARTICLE XIII
                           DISSOLUTION AND LIQUIDATION

     Section 13.1 Dissolution. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Events of Dissolution"):

          (a)  Expiration  of  Term--the  expiration  of its term as provided in
     Section 2.5;

          (b) Withdrawal of General Partner--an event of withdrawal of the General Partner, as defined in the Act, unless, within 90 days after the withdrawal a majority in interest of all the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General Partner;

          (c) Dissolution Prior to 2098--from and after the date of this Agreement through December 31, 2098, with the Consent of a majority of the Percentage Interests of the Limited Partners, an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

          (d) Judicial Dissolution Decree--entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

          (e) Sale of Partnership's Assets--the sale or disposition of all or substantially all of the assets and properties of the Partnership;

          (f) Merger--the merger or other combination of the Partnership with or into another entity;

          (g) Bankruptcy or Insolvency of General Partner--the General Partner

               (1) makes an assignment for the benefit of creditors;

               (2) files a voluntary petition in bankruptcy;

               (3) is adjudged a bankrupt or insolvent, or has entered against it an order for relief in any bankruptcy or insolvency proceeding;

               (4)  files  a  petition   or  answer   seeking   for  itself  any
          reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation;

               (5) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature; or

               (6) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the General Partner or of all or any substantial part of its properties; or

          (h) Readjustment, etc. One hundred and twenty (120) days after the commencement of any proceeding against the General Partner seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or if within 90 days after the appointment without the General Partner's consent or acquiescence of a trustee, receiver or liquidator of the General Partner or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated.

     Section 13.2 Winding Up.

     (a) General. Upon the occurrence of an Event of Dissolution, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner (or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order:

          (1) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

          (2) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the Partners, pro rata in accordance with amounts owed to each such Partner; and

          (3) The balance, if any, to the General Partner and Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

     The General Partner shall not receive any additional compensation for any services performed pursuant to this Article XIII.

     (b) Where Immediate Sale of Partnership's Assets Impractical. Notwithstanding the provisions of Section 13.2(a) hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) or, with the Consent of the Partners holding a majority of the Partnership Units, distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2(a) hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

     Section 13.3 Compliance with Timing Requirements of Regulations; Allowance for Contingent or Unforeseen Liabilities or Obligations.

     (a) Liquidation. Notwithstanding anything to the contrary in this Agreement, in the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article XIII to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) (including any timing requirements therein). In the discretion of the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article XIII may be: (i) distributed to a liquidating trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership (the assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement); or (ii) withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld amounts shall be distributed to the General Partner and Limited Partners as soon as practicable.

     (b) Deficit Balance of General Partner. Notwithstanding anything to the contrary in this Agreement, (i) if the General Partner has a deficit balance in its Capital Account following the liquidation (within the meaning of Regulations
Section 1.704-1(b)(2)(ii)(g)) of its interest in the Partnership, as determined after taking into account all Capital Account adjustments for the Partnership taxable year during which such liquidation occurs (other than any adjustment for a capital contribution of the General Partner made pursuant to this sentence), the General Partner shall make a capital contribution to the Partnership in an amount equal to such deficit balance by the end of the Partnership taxable year during which such liquidation occurs (or, if later, within 90 days after date of such liquidation); and (ii) such capital contribution made pursuant to clause
(i) of this  Section  13.3(b)  shall be  distributed  or utilized as provided in
Section 13.3 or 13.4.

     Section 13.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article XIII (but subject to Section 13.3(b)), in the event the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Event of Dissolution has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, the Partnership shall be deemed to have distributed the Property in kind to the General Partner and Limited Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have recontributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities.

     Section 13.5 Rights of Limited Partners. Except as specifically provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of his Capital Contribution and shall have no right or power to demand or receive property other than cash from the Partnership. Except as specifically provided in this Agreement, no Limited Partner shall have priority over any other Limited Partner as to the return of his Capital Contributions, distributions, or allocations.

     Section 13.6 Notice of Dissolution. In the event an Event of Dissolution or an event occurs that would, but for provisions of Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the discretion of the General Partner) and shall publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the discretion of the General Partner).

     Section 13.7 Cancellation of Certificate of Limited Partnership. Upon the completion of the liquidation of the Partnership as provided in Section 13.2 hereof, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

     Section 13.8 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

                                   ARTICLE XIV
                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

     Section 14.1 Amendments.

     (a) General. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partners holding 25 percent or more of the Partnership Interests. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. Except as provided in Section 14.1(b), 14.1(c) or 14.1(d), a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the Consent of Limited Partners holding a majority of the Percentage Interests of the Limited Partners.

     (b) General Partner's Power to Amend. Notwithstanding Section 14.1(a), the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

          (1) to add to the obligations of the General Partner or surrender for the benefit of the Limited Partners any right or power granted to the General Partner or any Affiliate of the General Partner;

          (2) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

          (3) to set forth the rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Section 4.2(b) hereof;

          (4) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; and

          (5) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a Federal or state agency or contained in Federal or state law.

     The General Partner will provide notice to the Limited Partners when any action under this Section 14.1(b) is taken.

     (c) Consent of Adversely Affected Partner Required. Notwithstanding Section 14.1(a) and Section 14.1(b) hereof, this Agreement shall not be amended without the Consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a general partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter rights of the Partner to receive distributions pursuant to Article V, or the allocations specified in Article VI (except as permitted pursuant to Section 4.2 and Section 14.1(b)(3) hereof), (iv) alter or modify the Conversion Right or the Redemption Amount as set forth in Sections 4.2(e), 8.6 and 11.2(b), and related definitions hereof, (v) cause the termination of the Partnership prior to the time set forth in Section 13.1, (vi) amend this Section 14.1(c) or (vii) amend
Article VI or any definition used therein that would have the effect of causing the allocations in Article VI to fail to comply with the requirements of Section 514(c)(9)(E) of the Code. Further, no amendment may alter the restrictions on the General Partner's authority set forth in Section 7.3 without the Consent specified in that section.

     (d) When Consent of Majority of Limited Partnership Interests Required. Notwithstanding Section 14.1(a) hereof, the General Partner shall not amend
Section 4.2(b), the second sentence of Section 7.1(a), Sections 7.5, 7.6, 7.8, 11.2, 13.1(c), this Section 14.1(d) or Section 14.2 without the Consent of two-thirds of the Percentage Interests of the Limited Partners.

     Section 14.2 Meetings of the Partners.

     (a) General. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding 25 percent or more of the Partnership Interests. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven days nor more than 30 days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section
14.1 hereof. Except as otherwise expressly provided in this Agreement, the Consent of holders of a majority of the Percentage Interests shall control.

     (b) Informal Action. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written Consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such Consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such Consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

     (c) Proxies. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it.

     (d) Conduct of Meeting. Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.

                                   ARTICLE XV
                               GENERAL PROVISIONS

     Section 15.1 Addresses and Notice. All notices and demands under this Agreement shall be in writing, and may be either delivered personally (which shall include deliveries by courier), by telefax, telex or other wire transmission (with request for assurance of receipt in a manner appropriate with respect to communications of that type, provided that a confirmation copy is concurrently sent by a nationally recognized express courier for overnight delivery) or mailed, postage prepaid, by certified or registered mail, return receipt requested, directed to the parties at their respective addresses set forth on Exhibit A, as it may be amended from time to time, and, if to the Partnership, such notices and demands sent in the aforesaid manner must be delivered at its principal place of business set forth above. Unless delivered personally or by telefax, telex or other wire transmission as above (which shall be effective on the date of such delivery or transmission), any notice shall be deemed to have been made three (3) days following the date so mailed. Any party hereto may designate a different address to which notices and demands shall thereafter be directed by written notice given in the same manner and directed to the Partnership at its office hereinabove set forth.

     Section 15.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

     Section 15.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     Section 15.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

     Section 15.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     Section 15.6 Waiver of Partition. The Partners hereby agree that the Partnership properties are not and will not be suitable for partition. Accordingly, each of the Partners hereby irrevocably waives any and all rights (if any) that it may have to maintain any action for partition of any of the Partnership properties.

     Section 15.7 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the matters contained herein; it supersedes any prior agreements or understandings among them and it may not be modified or amended in any manner other than pursuant to Article XIV.

     Section 15.8 Remedies Not Exclusive. Any remedies herein contained for breaches of obligations hereunder shall not be deemed to be exclusive and shall not impair the right of any party to exercise any other right or remedy, whether for damages, injunction or otherwise.

     Section 15.9 Time. Time is of the essence of this Agreement.

     Section 15.10 Creditors. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

     Section 15.11 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

     Section 15.12 Execution Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

     Section 15.13 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

     Section 15.14 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                                   ARTICLE XVI
                                POWER OF ATTORNEY

     Section 16.1 Power of Attorney.

     (a) Scope. Each Limited Partner and each Assignee constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

          (1) execute, swear to, acknowledge, deliver, publish, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the
     Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article XI, XII or XIII hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

          (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner, to effectuate the terms or intent of this Agreement.

     Nothing contained herein shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article XIV hereof or as may be otherwise expressly provided for in this Agreement.

     (b) Irrevocability. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   GENERAL PARTNER:

                                   Baron Capital Trust


                                   By:
                                       --------------------------------
                                       Gregory K. McGrath
                                       Chief Executive Officer

                                   INITIAL LIMITED PARTNER:


                                   ------------------------------------
                                   Gregory K. McGrath

                                    EXHIBIT A
                           PARTNERS, CONTRIBUTIONS AND
                              PARTNERSHIP INTERESTS

Name and Address                          Agreed Value of                Partnership
of Partner                                Contributed Property           Units                Percentage Interest
----------                                --------------------           -----                -------------------
General Partner:

Baron Capital Trust

Limited Partners:

Gregory K. McGrath

Robert S. Geiger

Baron Capital Trust

[Participants in Proposed Exchange
Offering]

                                    EXHIBIT B
                          VALUE OF CONTRIBUTED PROPERTY

Underlying Property                     Basis                       Agreed Value
-------------------                     -----                       ------------

                                    EXHIBIT C
                              NOTICE OF CONVERSION

     The undersigned hereby irrevocably (a) elects to exercise the Conversion Right set forth in the Agreement of Limited Partnership of Baron Capital Properties, L.P. (the "Partnership Agreement") (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Partnership Agreement), with respect to an aggregate of Partnership Units, (b) surrenders such Partnership Units and all right, title and interest therein, and
(c) directs that the Common Shares (or applicable Redemption Amount if so determined by the General Partner) deliverable upon exercise of the Conversion Right be delivered to the address specified below, and if Common Shares are to be delivered, such Common Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:                                            Name of Limited Partner:
      -------------------------



                                                  ------------------------------
                                                  (Signature of Limited Partner)


                                                  ------------------------------
                                                  (Street Address)


                                                  -----------------------------
                                                  (City)     (State)  (Zip Code)


                                                  Signature Guaranteed by:

                                                  ------------------------------


If Common Shares are to be issued, issue to:      ------------------------------

Please insert social security or identifying
number:                                           ------------------------------

                                    EXHIBIT D
                            FORM OF UNIT CERTIFICATE


                                    Attached

================================================================================

                NON-NEGOTIABLE, NON-TRANSFERABLE, NON-ASSIGNABLE

                         BARON CAPITAL PROPERTIES, L.P.

     The undersigned hereby acknowledges that Units in Baron Capital Properties, L.P. (the "Partnership"), organized under the Revised Uniform Limited Partnership Act of the State of Delaware, are registered on the records of said Partnership in the amount and in the name set forth below:

Certificate                          Social Security or Taxpayer  Number and
Number          Name and Address     Identification Number        Class of Units
------          ----------------     ---------------------        --------------





     This document has been issued solely to evidence that the above number of Units stands in the name of such holder of Units, as of the date appearing hereon, in the Partnership's Agreement of Limited Partnership, as amended (the "Partnership Agreement"), pursuant to Article IV of the Partnership Agreement, and does not grant or carry with it any rights to the income, profits or assets of the Partnership, such rights being derived solely from the Partnership Agreement. This document is NON-NEGOTIABLE, NON-TRANSFERABLE and NON-ASSIGNABLE. Assignment of Units can only be accomplished in accordance with the procedure set forth in the Partnership Agreement, and such assignment is subject to certain limitation contained in Articles IV and XI of the Partnership Agreement, including a provision that the substitution of any assignee of Units as a Limited Partner of the Partnership shall be subject to the consent of the General Partner, which consent may be granted or withheld in its sole discretion. Subject to Section 8.6 of the Partnership Agreement, a holder of Units has the right to exchange Units for Common Shares of the General Partner as provided in Section 4.2 of the Partnership Agreement. THIS DOCUMENT IS NOT A SECURITY UNDER THE APPLICABLE PROVISIONS OF THE UNIFORM COMMERCIAL CODE, AND NEGOTIATION, TRANSFER OR ASSIGNMENT OF INTERESTS CANNOT BE ACCOMPLISHED BY ANY ATTEMPT TO NEGOTIATE, TRANSFER OR ASSIGN THIS DOCUMENT. Copies of the Partnership Agreement may be obtained from the General Partner by contacting Baron Capital Trust, 7826 Cooper Road, Cincinnati, Ohio, Attention: Secretary. Terms used herein have the meanings ascribed to such terms in the Partnership Agreement.

[THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED ABSENT REGISTRATION THEREUNDER OR EXEMPTION THEREFROM.]



Date:  ________________ , 199_               /s/ Gregory K. McGrath
                                             -----------------------------------
                                                 Chief Executive Officer
                                                 Baron Capital Trust